                                                           EXHIBIT (10)(o)

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "First Amendment") is made and entered into as of February 2, 2011, by and among EASTGROUP PROPERTIES, L.P., a Delaware limited partnership, and EASTGROUP PROPERTIES, INC., a Maryland corporation, jointly and severally (collectively, the "Borrower"), the financial institutions (including PNC, the "Lenders") which are now parties to the Agreement (as hereinafter defined) and, PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as Administrative Agent for the Lenders (in such capacity, "Agent").

WITNESSETH THAT:

WHEREAS, Borrower, the Lenders, and Agent are parties to a certain Second Amended and Restated Credit Agreement dated as of January 4, 2008 (as amended, the "Agreement") which Agreement amended and restated a First Amended and Restated Credit Agreement among Borrower, Agent and certain of the Lenders dated December 6, 2004; and

WHEREAS, Borrower, Lenders and Agent wish to amend the Agreement as set forth herein by, among other things, (i) changing the definition of Tangible Net Worth and (ii) increasing the existing Tangible Net Worth covenant.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, agree to amend the Agreement as follows:

1. Unless a particular word or phrase is otherwise defined or the context otherwise requires, capitalized words and phrases used in this First Amendment shall have the meanings ascribed thereto in the Agreement.

2. The definition of "Tangible Net Worth" as set forth in Section 1 of the Agreement is hereby amended to provide in full as follows:

"Tangible Net Worth" means, as of given date, (a) the stockholders' equity of the Borrower, and their Subsidiaries determined on a consolidated basis, plus (b) accumulated depreciation and amortization, minus (c) the following (to the extent reflected in determining stockholders' equity of the Borrower and their Subsidiaries); (i) the amount of any write-up in the book value of any assets contained in any balance sheet resulting from revaluation thereof or any write-up in excess of the cost of assets acquired, and (ii) all amounts appearing on the assets side of any such balance sheet for assets which would be classified as intangible assets under Generally Accepted Accounting Principles, all determined on a consolidated basis.

3. Section 5.3(c) of the Agreement is hereby amended to provide in full as follows:

(c)           a Tangible Net Worth of at least Five Hundred Seventy Million Dollars ($570,000,000), plus eighty-five percent (85%) of the net proceeds (gross proceeds less reasonable and customary costs of sale and issuance paid to Persons not Affiliates of any Obligor) received by the Borrower at any time following September 30, 2010, from the issuance of an ownership interest in the Borrower, at all times;

4. Except as specifically modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect and nothing contained herein shall be deemed to waive Borrower's compliance with any provision of the Agreement or the other Credit Documents.

5. The Agreement as amended by this First Amendment shall continue to be secured by the Credit Documents and nothing contained herein shall affect the priority of any lien or security interest in any of the Credit Documents and the Agreement as amended by this First Amendment.

6. All references to the "Agreement" contained in the Credit Documents shall be deemed to refer to and include the Agreement as amended by this First Amendment.

7. This First Amendment is to be construed and enforced in all respects in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the principles of conflicts of laws.

8. This First Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9. The Borrower hereby represents and warrants to the Lenders that (a) no Event of Default, and no Default, under the Agreement or any of the Credit Documents has occurred and is continuing on the date of execution hereof, (b) the Borrower has no set-off claim or other defense with respect to its obligations under the Agreement or any of the Credit Documents, and (c) all representations and warranties contained in the Agreement or any of the Credit Documents are true and correct and are hereby ratified and confirmed, except to the extent of matters previously disclosed to the Lenders in writing.

10. This First Amendment is conditioned upon, and shall only become effective upon, the satisfaction of the following conditions:

(a) the representations and warranties contained in Section 9 hereof and Article 4 of the Agreement shall be true and correct; and

(b) the Borrower shall reimburse Agent for the closing costs, and all reasonable attorney's fees and other expenses incurred by Agent in connection with this First Amendment.

11. This First Amendment may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[SIGNATURE PAGE 1 OF 3 - FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date set forth above.

EASTGROUP PROPERTIES, L.P., a Delaware limited partnership

By:          EastGroup Properties General Partners, Inc.,
General Partner

By:           /s/ N. Keith McKey
Name:      N. Keith McKey
Title:        Chief Financial Officer

By:           /s/ Bruce Corkern
Name:      Bruce Corkern
Title:        Controller

EASTGROUP PROPERTIES, INC.

By:          /s/ N. Keith McKey
Name:     N. Keith McKey
Title:       Chief Financial Officer

By:          /s/ Bruce Corkern
Name:     Bruce Corkern
Title:       Controller

PNC BANK, NATIONAL ASSOCIATION, as
Administrative Agent and as a Lender

By:          /s/ Andrew T. White
Name:     Andrew T. White
Title:       Senior Vice President

[SIGNATURE PAGE 2 OF 3 - FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT]

REGIONS BANK, as Co-Syndication Agent and
as a Lender

By:          /s/ Phil E. Burgan
Name:     Phil E. Burgan
Title:       Vice President

SUNTRUST BANK, as Co-Syndication Agent and
as a Lender

By:          /s/ W. John Wendler
Name:     W. John Wendler
Title:       Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent and
as a Lender

By:          /s/ Andrew W. Hussion
Name:     Andrew W. Hussion
Title:       Asst Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:          /s/ Dennis Redpath
Name:     Dennis Redpath
Title:       Senior Vice President

[SIGNATURE PAGE 3 OF 3 - FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT]

TRUSTMARK NATIONAL BANK,
as a Lender

By:          /s/ Gretchen Ware
Name:     Gretchen Ware
Title:       First Vice President

BANK OF AMERICA, N.A., as a Lender

By:          /s/ Lissette Rivera-Pauley
Name:     Lissette Rivera-Pauley
Title:       Senior Vice President

CONSENT

The undersigned, having executed and delivered the Guaranties, as defined in the Second Amended and Restated Credit Agreement (the "Agreement") referenced in the foregoing First Amendment to Second Amended and Restated Credit Agreement (the "First Amendment"), hereby consent to the First Amendment and to the amendments to the Agreement contained therein, and hereby ratify and confirm the undersigned's obligations under the Guaranties.  All references in the Guaranties to defined terms in the Agreement are hereby amended in accordance with the First Amendment to the Agreement and all references in the Guaranties executed by the undersigned to the Agreement shall be deemed to refer to the Agreement as amended by the First Amendment.

                                                         EASTGROUP PROPERTIES HOLDINGS, INC.,
                                                         a Delaware corporation

                                                         By:           /s/ N. Keith McKey
                                                         Name:      N. Keith McKey
                                                         Title:        Chief Financial Officer

                                                         By:           /s/ Bruce Corkern
                                                         Name:      Bruce Corkern
                                                         Title:        Controller

                                                         EASTGROUP PROPERTIES GENERAL PARTNERS, INC.,
                                                         a Delaware corporation

                                                         By:           /s/ N. Keith McKey
                                                         Name:      N. Keith McKey
                                                         Title:        Chief Financial Officer

                                                         By:           /s/ Bruce Corkern
                                                         Name:      Bruce Corkern
                                                         Title:        Controller

                                                        SAMPLE I-95 ASSOCIATES, a Florida joint venture

                                                        By:           EASTGROUP PROPERTIES GENERAL PARTNERS, INC.,
                                                                         a Delaware corporation, General Partner

                                                          By:           /s/ N. Keith McKey
                                                          Name:      N. Keith McKey
                                                          Title:        Chief Financial Officer

                                                          By:           /s/ Bruce Corkern
                                                          Name:      Bruce Corkern
                                                          Title:        Controller

                                                        EASTGROUP TRS, INC., a Delaware corporation

                                                        By:           /s/ N. Keith McKey
                                                        Name:      N. Keith McKey
                                                        Title:        Chief Financial Officer

                                                        By:          /s/ Bruce Corkern
                                                        Name:     Bruce Corkern
                                                        Title:       Controller